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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC 20549

                                     FORM 8-K

                                  CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): March 17, 1997

                                OVERLAND DATA, INC.
                (Exact name of registrant as specified in its charter)

                                    CALIFORNIA
                    (State or other jurisdiction of incorporation)

               [0-22071]                             95-3535285

           (Commission File Number)        (IRS Employer Identification No.)

                 8975 Balboa Avenue, San Diego, California 92123-1599
              (Address of principal executive offices, including zip code)

                                  (619) 571-5555
                (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

Overland Data, Inc. (the "Company") incorporates by reference herein the press release, dated March 17, 1997, with respect to Quantum Corporation's allocation of the supply of its DLT7000 drives which the Company uses in one of the products of its LibraryXpress line of automated tape libraries.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

            (i)    Exhibit 99 -- Press Release dated March 17, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OVERLAND DATA, INC.

Date: March 17, 1997                  By: /s/ Scott McClendon
                                          ------------------------------------
                                          Scott McClendon
                                          President and Chief Executive Officer


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